UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 22, 2019
Atlas Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Cayman Islands	000-54627	27-5466079
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

953 American Lane, 3rd Floor Schaumburg, IL (Address of principal executive offices)	60173 (Zip Code)

Registrant's telephone number, including area code: (847) 472-6700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.003 par value per share	AFH	Nasdaq Stock Market
6.625% Senior Unsecured Notes due 2022	AFHBL	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 22, 2019, it received a determination letter (the “Letter”) from the Nasdaq Staff stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1). As previously disclosed, the Company received notification letters on April 5, 2019 and May 14, 2019, because the Company failed to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, respectively.

The Company plans to appeal this determination and will request a hearing before a Nasdaq Hearings Panel (the “Panel”), in accordance with Nasdaq listing rules. During this process, assuming the Panel agrees to stay the suspension of trading beyond an automatic fifteen day stay from July 29, 2019, the Company’s common stock will continue to trade on The Nasdaq Capital Market until the Panel issues its decision following the hearing and through the expiration of any additional extension period granted by the Panel. However, there can be no assurance that the Panel will grant the Company’s request for a suspension of delisting or continued listing on the Nasdaq.

Item 7.01. Regulation FD Disclosure.

On July 26, 2019, the Company issued a press release announcing its receipt of the delisting notification letter. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated July 26, 2019, issued by Atlas Financial Holdings, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS FINANCIAL HOLDINGS, INC. (Registrant)
By:	/s/ Paul A. Romano
Name:	Paul A. Romano
Title:	Vice President and Chief Financial Officer
July 26, 2019